SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and ExchangeAct of 1934.

May 14, 2015

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.07                         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of Cimarex Energy Co. was held on May 14, 2015.  Four proposals were voted upon at the annual meeting.  Following are the results of the balloting:

Item 1.                                              Elect two Class I directors for terms expiring in 2018.

	For	Against	Abstentions	Broker Non-Votes
Joseph R. Albi	72,207,988	2,825,822	111,599	4,695,976
Michael J. Sullivan	73,385,781	1,645,186	114,442	4,695,976

Item 2.                                              Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
73,841,116	1,142,675	161,615	4,695,979

Item 3.                                              Ratify the appointment of KPMG LLP as independent auditors for 2015.

For	Against	Abstentions
79,172,978	346,910	321,497

Item 4.                                              Shareholder proposal on “Proxy Access”.

For	Against	Abstentions	Broker Non-Votes
42,120,311	32,835,128	189,964	4,695,982

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Cimarex has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 15, 2015	By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President—General Counsel